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                                                                      EXHIBIT 24

                               SEMCO ENERGY, INC.

                               POWER OF ATTORNEY

     Whereas, the Board of Directors of SEMCO Energy, Inc., a Michigan corporation, at a meeting held on April 20, 1999, authorized the execution of one or more Registration Statements for the registration and sale of up to 905,202 shares of Common Stock for issuance and sale to the public and the filing of said Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     NOW, THEREFORE, each of the undersigned hereby appoints William L. Johnson and Sebastian Coppola, his or her true and lawful attorneys to execute, in his/her name and in the capacity shown below, said Registration Statements and any and all amendments thereto and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power of substitution and resubstitution.

     IN WITNESS WHEREOF, we have hereunto set our hands as of the 20th day of April, 1999.

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
/s/ DANIEL A. BURKHARDT                           /s/ HARVEY I. KLEIN
------------------------------------------------  ------------------------------------------------
Daniel A. Burkhartd, Director                     Harvey I. Klein, Director

/s/ EDWARD J. CURTIS                              /s/ STEWART J. KNIFF
------------------------------------------------  ------------------------------------------------
Edward J. Curtis, Director                        Stewart J. Kniff, Director

/s/ SEBASTIAN COPPOLA                             /s/ BRUCE G. MACLEOD
------------------------------------------------  ------------------------------------------------
Sebastian Coppola, Senior Vice President and CFO  Bruce G. Macleod, Director
(Principal Financial and Accounting Officer)

/s/ JOHN T. FERRIS                                /s/ FREDERICK S. MOORE
------------------------------------------------  ------------------------------------------------
John T. Ferris, Director                          Frederick S. Moore, Director

/s/ MICHAEL O. FRAZER                             /s/ EDITH A. STOTLER
------------------------------------------------  ------------------------------------------------
Michael O. Frazer, Director                       Edith A. Stotler, Director

/s/ WILLIAM L. JOHNSON                            /s/ DONALD W. THOMASON
------------------------------------------------  ------------------------------------------------
William L. Johnson, Chairman, President, CEO and  Donald W. Thomason, Director
Director (Principal Executive Officer)
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